UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 29, 2006

Smart Online, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2530 Meridian Parkway, 2nd Floor, Durham, North Carolina		27713
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 29, 2006, the Board of Directors (the "Board") of Smart Online, Inc. (the "Company") approved changes to the Company's Securities Trading Policy (the "Policy"), effective as of that date. A copy of the Policy is attached hereto as Exhibit 99.1.

On November 30, 2006, the Audit Committee of the Board approved a pre-arranged stock sales plan intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Policy (the "Plan").

Under the terms of the Plan, a broker not affiliated with either the Company or any of its officers or directors will sell up to 2,000 shares per month held by each employee, officer and director of the Company participating in the Plan (the "Participants") at prevailing market prices, subject to a minimum price threshold of $3.00 per share. The monthly allowance will not carry over from month to month if the share price is not above $3.00. The Plan is scheduled to expire November 17, 2007.

The following Participants entered into the Plan on November 30, 2006: Michael Nouri, President and CEO; Ronna Nouri, former Secretary and spouse of Michael Nouri; Henry Nouri, Executive Vice President; Thomas Furr, Chief Operating Officer; Anil Kamath, Chief Technology Officer; Eric Nouri, Business Development; American Investment Holdings Group Company, an entity equally owned by Michael and Henry Nouri and managed by Eric Nouri; and six (6) other employees of the Company. The maximum number of shares that would be sold each month under the Plan for these Participants would be 26,000.

Rule 10b5-1 allows certain insiders of a company to enter into a written, pre-arranged stock trading plan at times when those individuals do not have material non-public information. The rule allows those persons adopting such plans to sell shares at specific prices in the future, even if material non-public information subsequently becomes available to them. Using these plans, insiders can gradually diversify their investment portfolios, can spread stock trades out over an extended period of time to reduce market impact and can avoid concerns about whether they have material non-public information when they sell their stock.

Specific sales transactions under the Plan will commence no earlier than December 1, 2006, and will be disclosed publicly through Form 144 and, for certain Participants, Form 4 filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Securities Trading Policy, effective November 29, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.

December 5, 2006	By:	/s/ Nicholas A. Sinigaglia

Name: Nicholas A. Sinigaglia
Title: CFO

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Exhibit Index

Exhibit No.	Description

99.1	Securities Trading Policy, effective November 29, 2006.